UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                FORM 8-K/A

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             February 19, 2004
                             -----------------
                              Date of Report
                    (Date of earliest event reported)


                      OAK RIDGE MICRO-ENERGY, INC.
                      ----------------------------
           (Exact name of registrant as specified in its charter)


     COLORADO                   033-20344-LA                    84-1077242
     --------                   ------------                    ----------
   (State or other         (Commission File Number)           (IRS Employer
   jurisdiction of                                           Identification
    incorporation)                                                 No.)

                             275 Midway Lane
                         Oak Ridge, Tennessee 37830
                         --------------------------
                   (Address of Principal Executive Offices)

                              (865) 220-8886
                              --------------
                       (Registrant's Telephone Number)


                                   N/A
                         --------------------------
         (Former Name or Former Address if changed Since Last Report)


Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          Sellers and Andersen, L.L.C., formerly known as Andersen Andersen & Strong, Certified Public Accountants, of Salt Lake City, Utah, audited the financial statements of the Registrant for the calendar years ended December 31, 2002, 2001 and 2000. These financial statements accompanied the Registrant's Annual Reports on Form 10-KSB for the calendar years ended December 31, 2002, 2001 and 2000, which were previously filed with the Securities and Exchange Commission and which are incorporated herein by reference.

          The Registrant has been notified that effective January 30, 2004, Sellers and Andersen, L.L.C. merged with Ted Madsen, CPA to form Madsen & Associates, CPA's, Inc.

          On February 19, 2004, the Board of Directors of the Registrant unanimously resolved to engage Madsen & Associates, CPA's, Inc., Certified Public Accountants, of Salt Lake City, Utah, to audit the Registrant's financial statements for the calendar year ended December 31, 2003.

          There were no disagreements between the Registrant and Sellers and Andersen, L.L.C., whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

          The reports of Sellers and Andersen, L.L.C. did not contain any adverse opinion or disclaimer of opinion, and with the exception of a standard "going concern" qualification for a development stage company, were not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the Registrant's three most recent calendar years, and since then, Sellers and Andersen, L.L.C. has not advised the Registrant that any of the following exists or is applicable:

          (1) That the internal controls necessary for the Registrant to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on the management's representations or that has made them unwilling to be associated with the financial statements prepared by management;

          (2) That the Registrant needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements for the foregoing reasons or any other reason; or

          (3) That they have advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reasons.

          During the Registrant's three most recent calendar years and since then, the Registrant has not consulted Madsen & Associates, CPA's Inc. regarding the application of accounting principles to a specified transaction, either completed or proposes; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

Item 7. Financial Statements and Exhibits.

     Exhibit No.                   Exhibit Description
     -----------                   -------------------

        16.1                       Letter from Sellers and Andersen, L.L.C.

                           SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OAK RIDGE MICRO-ENERGY, INC.

DATED: 02/26/04                          /s/ Mark Meriwether
       --------                          ----------------------------
                                         Mark Meriwether
                                         President, Secretary and Director